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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 9, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-20574                   51-0340466
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS

     On November 9, 2004, the Board of Directors of The Cheesecake Factory Incorporated, a Delaware Corporation, (the "Company") declared a three-for-two stock split of its Common Stock, to be effected in the form of a 50 percent stock dividend, payable December 8, 2004. Stockholders of record as of November 23, 2004 will receive one additional share for every two shares held on that date. Cash will be paid in lieu of fractional shares. A copy of the press release is attached as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits

         99.1 Press release dated November 9, 2004 entitled "The Cheesecake Factory Announces a Three-for-Two Stock Split."




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2004                  THE CHEESECAKE FACTORY INCORPORATED



                                         By:  /s/ MICHAEL J. DIXON
                                              ----------------------------------
                                              Michael J. Dixon
                                              Senior Vice President and Chief
                                              Financial Officer




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                                  EXHIBIT INDEX

    Exhibit          Description
-----------------    -----------------------------------------------------------
     99.1            Press Release dated November 9, 2004 entitled "The
                     Cheesecake Factory Announces a Three-for-Two Stock Split."



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